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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                          ----------------------------------


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




                                  November 24, 1997
                   Date of report (Date of earliest event reported)



                              GREAT LAKES AVIATION, LTD.
                  (Exact Name of Registrant as Specified in Charter)

         IOWA                    000-23224                    41-1135319
   (State or Other        (Commission File Number)          (IRS Employer
     Jurisdiction                                         Identification No.)
  of Incorporation)


                     1965 330TH STREET, SPENCER, IOWA 51301-9211
                     -------------------------------------------
                       (Address of Principal Executive Offices)



                                    (712) 262-1000
                                    --------------
                 (Registrant's telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (b)  New independent accountant

           (i) The Registrant engaged KPMG Peat Marwick LLP as its new independent accountant as of November 24, 1997. During the two most recent fiscal years and through November 24, 1997, the Registrant has not consulted with KPMG Peat Marwick LLP on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant's financial statements, or (2) concerned the subject matter of a disagreement or reportable event with the former auditor.

ITEM 5. OTHER EVENTS.

          Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

              Not applicable.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 24, 1997.          By:/s/ Steven J. Wagner
                                      -----------------------------------
                                      Name:  Steven J. Wagner
                                      Title: Vice President and
                                      Chief Accounting Officer